IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                  July 5, 2005

Securities Transfer Corporation
2591 Dallas Parkway
Frisco, Texas 75034

Attention: George Johnson

      RE:   NETFABRIC HOLDINGS, INC.

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between NetFabric Holdings, Inc., a Delaware corporation (the "Company"), and the Buyer set forth on Schedule I attached thereto (the "Buyer"), that certain Pledge and Escrow Agreement (the "Pledge Agreement") of even date herewith among the Company, the Buyer and David Gonzalez, as escrow agent (the "Escrow Agent"), and that certain Officer Pledge and Escrow Agreement (the "Officer Pledge Agreement") of even date herewith among the Company, the Buyer, Jeff Robinson, and the Escrow Agent. Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, an the Buyer shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of One Million Dollars ($1,000,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the Buyers discretion. The Company has also issued to the Buyer a warrant to purchase up to 200,000 shares of Common Stock, at the Buyer discretion ("Warrant"). These instructions relate to the following stock or proposed stock issuances or transfers:

      1. The Company has agreed to issue to the Buyers up to 714,286 shares of the Company's Common Stock upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares").

      2. The Company has prepared a stock certificate representing 4,285,714 shares, and Jeff Robinson has prepared stock certificates representing 1,428,572 shares each (the 5,714,286 shares are collectively referred to herein as the "Escrowed Shares") of the Common Stock, that have been delivered to the Escrow Agent pursuant to the Pledge Agreement and the Officer Pledge Agreement.

      3. Up to 200,000 shares of Common Stock to be issued upon the exercise of the Warrant ("Warrant Shares").

This letter shall serve as our irrevocable authorization and direction to Securities Transfer Corporation (the "Transfer Agent") to do the following:

      1.    Conversion Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as Exhibit I, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers' or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

            b. The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in
                  Exhibit III attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

            c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

            d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the Debentures, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

      2.    Escrowed Shares.

            a. With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement and the Officer Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent ("Escrow Notice") to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyers to any subsequent transferee promptly upon receipt of written notice from the Buyers or their counsel. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear the legend set forth in Section 1b.

            b. In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrow Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitles to rely on such opinion for the purpose of transferring the Escrow Shares.

      3.    Warrant Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Warrant Shares, the Transfer Agent shall issue the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed notice of the Buyer's election to exercise the Warrant (the "Exercise Notice"), in the form attached hereto as Exhibit I, specifying the number of Warrant Shares to be issued, delivered on behalf of the Company to the Transfer Agent by the David Gonzalez, Esq., as escrow agent (the "Escrow Agent"). Upon receipt of an Exercise Notice, the Transfer Agent shall use its best efforts to within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Exercise Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designees' balance account with DTC through its Deposit
                  Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

                  The Company hereby confirms to the Transfer Agent and Cornell that certificates representing the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and
                  (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Warrant Shares shall bear the restrictive legend referenced above in Section 1b.

            b. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Warrant Shares.

            c.    Instructions  Applicable  to  Escrow  Agent.  Upon the  Escrow
                  Agent's receipt of a properly completed exercise notice substantially in the form attached as an exhibit to the Warrant and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent an Exercise Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms of these instructions.

      4.    All Shares.

            a. The Transfer Agent shall reserve for issuance to the Buyer the Conversion Shares, the Escrowed Shares, and the Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

            b. The Transfer Agent shall rely exclusively on the Conversion Notice, the Escrow Notice, or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Escrow Notice, or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

            c. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

      Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.

      The Transfer Agent may cease to provide any issuance or transfer agent services as contemplated by this agreement if the Company is not current in all its outstanding payment obligations for services provided by the Transfer Agent during the last thirty (30) day period, provided, however, that the Buyer may pay for the cost associated with any issuances, or transfers of stock contemplated by this agreement, and the Transfer Agent shall then continue to provide issuance and transfer agent services as stipulated by this agreement. The Transfer Agent shall provide ten days' advance written notice to the Buyer before any attempt by the Transfer Agent to cease to provide any issuance or transfer agent services as contemplated by this agreement shall become effective. Upon notice that the Transfer Agent is resigning, the Company shall have the obligation to retain a new transfer agent that will agree to be bound by the terms of this agreement.

      The Company herby confirms and the Transfer Agent acknowledges that while any portion of the Debentures remain unpaid and unconverted with the exception of Common Stock issuable to Cornell Capital Partners, LP pursuant to the Standby Equity Distribution Agreement and the Conversion Shares, the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or preferred stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company's Common Stock.

      The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                       COMPANY:

                                       NETFABRIC HOLDINGS, INC.

                                       By: /s/ Jeff Robinson
                                           -------------------------------------
                                           Name:  Jeff Robinson
                                           Title: Chairman and Chief Executive
                                                  Officer

                                       /s/ David Gonzalez, Esq.
                                       -----------------------------------------
                                       David Gonzalez, Esq.


SECURITIES TRANSFER CORPORATION

By: /s/ George Johnson
    ------------------
Name: George Johnson
Title: Vice President

                                   SCHEDULE I

                               SCHEDULE OF BUYERS

                                                                     Address/Facsimile
Name                             Signature                           Number of Buyers
-----------------------------    --------------------------------    -------------------------------
Cornell Capital Partners, LP     By:  Yorkville Advisors, LLC        101 Hudson Street - Suite 3700
                                 Its: General Partner                Jersey City, NJ  07303
                                                                     Facsimile: (201) 985-8266

                                 By: /s/ Mark Angelo
                                     -----------------------------
                                     Name:Mark Angelo
                                     Its: Portfolio Manager



                                  SCHEDULE I-1

                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                            FORM OF CONVERSION NOTICE

      Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") between NetFabric Holdings, Inc., (the "Company"), and the Buyers set forth on Schedule I attached thereto dated July 5, 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:
                                                       -------------------------

Amount to be converted:                                $
                                                        ------------------------

Conversion Price:                                      $
                                                        ------------------------

Shares of Common Stock Issuable:
                                                       -------------------------

Amount of Debenture unconverted:                       $
                                                        ------------------------

Amount of Interest Converted:                          $
                                                        ------------------------

Conversion Price of Interest:                          $
                                                        ------------------------

Shares of Common Stock Issuable:
                                                       -------------------------

Amount of Liquidated Damages:                          $
                                                        ------------------------

Conversion Price of Liquidated Damages:                $
                                                        ------------------------

Shares of Common Stock Issuable:
                                                       -------------------------

Total Number of shares of Common Stock to be issued:
                                                       -------------------------


                                   EXHIBIT I-1

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:
                                                       -------------------------

Authorized Signature:
                                                       -------------------------

Name:
                                                       -------------------------

Title:
                                                       -------------------------

Phone #:
                                                       -------------------------

Broker DTC Participant Code:
                                                       -------------------------

Account Number*:
                                                       -------------------------

     * Note that receiving broker must initiate transaction on DWAC System.

                                   EXHIBIT II

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

_________, 2005

Securities Transfer Corporation
2591 Dallas Parkway
Frisco, Texas 75034

Attention: George Johnson

RE:   NETFABRIC HOLDINGS, INC.

Ladies and Gentlemen:

      We are counsel to NetFabric Holdings, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of July 5, 2005 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to One Million Dollars ($1,000,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into an Investor Registration Rights Agreement, dated as of July 5, 2005, with the
Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the
Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______ ____, 2005, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                  EXHIBIT II-1

      The Buyers has  confirmed  it shall  comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.

                                       Very truly yours,

                                       By:
                                           -------------------------------------


                                  EXHIBIT II-2

                                   EXHIBIT III

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION

________________ 2005

VIA FACSIMILE AND REGULAR MAIL

Securities Transfer Corporation
2591 Dallas Parkway
Frisco, Texas 75034

Attention: George Johnson

      RE:   NETFABRIC HOLDINGS, INC.

Ladies and Gentlemen:

      We have acted as special counsel to NetFabric Holdings, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2005. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.


                                  EXHIBIT III-1

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Securities Transfer Corp. may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

      This opinion is furnished to Securities Transfer Corp. specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Securities Transfer Corp. in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,


                                  EXHIBIT III-2

                                   EXHIBIT "A"

                         (LIST OF SELLING STOCKHOLDERS)

Name:                                                 No. of Shares:
-------------------------------------------------     -------------------------


                                   EXHIBIT A-1